UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONCOSEC MEDICAL INCORPORATED
24 North Main Street
Pennington, NJ 08534

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend the OncoSec Medical Incorporated 2020 Annual Meeting of Stockholders, to be held virtually on April 29, 2021 at 11:00 a.m., Eastern Time. The Annual Meeting can be accessed by visiting https://virtualshareholdermeeting.com/ONCS2021, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter. At the Annual Meeting, the stockholders will be asked to (i) re-elect nine directors to the Company’s Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified, (ii) ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2021, (iii) approve an amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares, and (iv) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

In accordance with the rules and regulations of the United States Securities and Exchange Commission, beginning on or about March 18, 2021, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the record date.

Your vote is very important to us. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. As an alternative to voting at the Annual Meeting, you may vote via the internet, by telephone, or if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

March 18, 2021

ONCOSEC MEDICAL INCORPORATED
24 North Main Street
Pennington, NJ 08534
(855) 662-6732

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held virtually on April 29, 2021 at 11:00 a.m., Eastern Time, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1) to elect nine directors to the Company’s Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2) to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2021;

(3) to approve an amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares; and

(4) to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees named in the accompanying Proxy Statement, and “FOR” Proposals 2 and 3.

Only stockholders of record at the close of business on March 9, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On or about March 18, 2021, we expect to send our stockholders (other than those stockholders who previously requested paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K, as amended, for our fiscal year ended July 31, 2020. Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you receive in the mail.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON APRIL 29, 2021: THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Pennington, NJ

March 18, 2021

ONCOSEC MEDICAL INCORPORATED
24 North Main Street
Pennington, NJ 08534
(855) 662-6732

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on April 29, 2021, at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Annual Meeting on the following proposals: (1) the re-election of nine directors to the Board; (2) to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2021; (3) to approve an amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares; and (4) such other business as may properly come before the Annual Meeting. This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Pursuant to rules adopted by the United States Securities and Exchange Commission (“SEC”), we have elected to provide access on the internet to our proxy materials, including this Proxy Statement and our Annual Report for our fiscal year ended July 31, 2021 (“Fiscal Year 2020,” and such annual report, the “Annual Report”). In addition, beginning on or about March 18, 2021, we are mailing a Notice of Internet Availability of Proxy Materials and a full set of our proxy materials, to all of our stockholders of record and beneficial owners as of the record date for the Annual Meeting.

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QUESTIONS AND ANSWERS

Q:	When is the Annual Meeting?

A.	The Annual Meeting will be held at 11:00 a.m., Eastern Time, on April 29, 2021.

Q:	Where will the Annual Meeting be held?

A.	The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting https://virtualshareholdermeeting.com/ONCS2021. In order to participate in the 2020 Annual Meeting, you will need the 16 digit control number included on your notice of internet availability, proxy card or your voting instruction form. We encourage you to access the meeting before the start time of 11:00 a.m., Eastern Time, on April 29, 2021. Please allow ample time for online check-in, which will begin at 10:45 a.m., Eastern Time.

Q:	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of the 2020 Annual Meeting of Stockholders accompanying this Proxy Statement, including (i) the election of nine directors, until their successors are elected and qualified, (ii) the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2021, (iii) the approval of an amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares, and (iv) the transaction of any other business that may properly come before the 2020 Annual Meeting or any adjournment thereof.

Q:	How many votes do I have?

A.	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q:	Who is entitled to vote at our Annual Meeting?

A.	Only stockholders of record at the close of business on March 9, 2021, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 37,147,184 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning April 18, 2021, at our offices located at 24 North Main Street, Pennington, NJ 08534, between the hours of 11:00 a.m. and 5:00 p.m., Eastern Time, each business day. If we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

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Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

Q:	What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A.	We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number available on the login page of the virtual meeting at https://virtualshareholdermeeting.com/ONCS2021. Technical support will be available starting at 10:45 a.m. Eastern Time on April 29, 2021.

Q:	Why is the Annual Meeting a virtual, online meeting?

A.	By conducting our Annual Meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual Annual Meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the Annual Meeting.

Q:	How may I vote my shares at the virtual Annual Meeting?

A.	If you hold shares of OncoSec Medical Incorporated common stock as the stockholder of record, or if you are a beneficial owner and hold shares of OncoSec Medical Incorporated common stock in street name, you have the right to vote those shares at the Annual Meeting. In order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name, please follow the instructions at https://virtualshareholdermeeting.com/ONCS2021. You will need the 16-digit control number provided on your proxy card and voting instruction form. Even if you plan to attend the virtual Annual Meeting, you should submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Q:	How do I vote?

A.	Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

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By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

Q:	What is a proxy?

A.	A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor, our President and Chief Executive Officer, and Robert J. DelAversano, our Vice President of Finance, as your proxies. Mr. O’Connor and/or Mr. DelAversano may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:	How will my shares be voted if I vote by proxy?

Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2021, and (iii) “FOR” the approval of an amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q:	Can I change my vote after I return my proxy card?

A.	Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

You may send a written notice that you are revoking your proxy to our Corporate Secretary, Brian A. Leuthner at 24 North Main Street Pennington, NJ 08534 (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

You may submit a later dated proxy card or vote again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

You may attend the Annual Meeting by following the instructions at https://virtualshareholdermeeting.com/ONCS2021. To vote, you will need the 16-digit control number provided on your proxy card and voting instruction form. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

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Q:	Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q:	How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange, which govern voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The following matter up for vote at the Annual Meeting is considered to be “routine”: the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2021.

Q:	What constitutes a quorum at the Annual Meeting?

A.	In accordance with Nevada law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock issued, outstanding, and entitled to vote on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Annual Meeting.

Q:	What vote is required to elect each of our director-nominees?

A.	The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the director nominees. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q:	What vote is required to ratify Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2021?

A.	This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Abstentions are not counted as votes cast and therefore will have no impact on the outcome of the vote. However, they will be counted toward the quorum requirement. Broker non-votes are not expected to occur with respect to this proposal.

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Q:	What vote is required to approve the amendment to our 2011 Equity Incentive Plan to increase the number of authorized shares issuable by 1,250,000 shares?

A.	This proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Abstentions and broker non-votes are not counted as votes cast and therefore will have no impact on the outcome of the vote.

Q:	What percentage of our outstanding common stock do our directors and executive officers own?

A.	As of March 9, 2021, our directors and executive officers owned, or have the right to acquire, approximately 2.14% of our outstanding common stock. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 29 for more details.

Q:	How can I find out the results of the voting at the Annual Meeting?

A.	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

Q:	Who was our independent public accountant for the year ended July 31, 2020? Will they be represented at the Annual Meeting?

A.	Mayer Hoffman McCann P.C. is the independent registered public accounting firm that audited our financial statements for the fiscal year ended July 31, 2020. We expect a representative of Mayer Hoffman McCann P.C. to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q:	Who is paying for this proxy solicitation?

A.	We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Q:	How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K and Form 10-K/A for the fiscal year ended July 31, 2020, with the SEC. The annual report on Form 10-K and Form 10-K/A is also included in the Annual Report to stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K and Form 10-K/A, including financial statements and exhibits, by writing to our Corporate Secretary, Brian A. Leuthner. Upon request, we will also furnish any exhibits to the annual report on Form 10-K and Form 10-K/A as filed with the SEC.

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Important Notice Regarding the Availability of Proxy Materials for the
Virtual Annual Meeting of Stockholders to Be Held on April 29, 2021

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Who Can Vote; Outstanding Shares

The Record Date for the Annual Meeting is March 9, 2021. All holders of record of our common stock on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

As of the Record Date for the Annual Meeting, there were 37,147,184 shares of our common stock outstanding.

Voting Information

Effect of Not Providing Voting Instructions; Broker Non-Votes

If you are a stockholder of record and you submit a valid proxy that is not revoked before your shares are voted at the Annual Meeting and that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of the Board of Directors on each proposal to be presented at the Annual Meeting, as described in this Proxy Statement.

If you hold your shares in “street name” (that is, your shares are held by a broker or other nominee on your behalf as the beneficial owner, but are not held of record in your name), it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on Proposal 1 (election of directors) and Proposal 3 (approval of an amendment to our 2011 Stock Incentive Plan). These proposals constitute “non-routine” matters on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker on how to vote on Proposal 1 or Proposal 3, no vote will be cast on those proposals on your behalf and a “broker non-vote” will occur. Your broker or other nominee will, however, have discretion to vote uninstructed shares on Proposal 2 (ratification of appointment of independent registered public accounting firm), because this proposal constitutes a “routine” matter on which a broker or other nominee is entitled to vote shares held for a beneficial owner even without receiving voting instructions from the beneficial owner.

Tabulation of Votes

The inspector of elections of the Annual Meeting will tabulate the votes of our stockholders. All shares entitled to vote and represented by properly submitted proxies (including those submitted via the internet, by telephone and by mail) that are received before the voting deadlines described under “How to Cast or Revoke Your Vote—Voting Deadlines” below and are not revoked or superseded will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If such a properly submitted and unrevoked proxy does not provide voting instructions on a proposal, then the shares represented by the proxy will be voted on the proposal at the Annual Meeting by the proxy holders named in the proxy in accordance with the recommendations of our Board as described in this Proxy Statement. If the Annual Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Annual Meeting, and stockholders will retain the right to change or revoke any such proxy until it is actually voted at the adjourned or postponed Annual Meeting.

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How to Cast or Revoke Your Vote

You may vote virtually by attending the Annual Meeting at www.virtualshareholdermeeting.com/ONCS2021, or you may vote by submitting a proxy.

Stockholders of Record

You are a stockholder of record if your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent. If you were a stockholder of record at the close of business on the record date for the Annual Meeting, you may vote by submitting your proxy via the internet, by telephone or through the mail. To vote via the internet, follow the instructions in the Notice of Internet Availability of Proxy Materials or go to the internet address stated on your proxy card. To vote by telephone, call the number stated on your proxy card. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. If you receive only the Notice of Internet Availability of Proxy Materials and would like to vote by mail, follow the procedures described in such notice to request a paper proxy card to submit your vote by mail.

As a stockholder of record, you are entitled to revoke your proxy at any time before it is voted at the Annual Meeting. A proxy may be revoked by submitting a later-dated vote in person at the Annual Meeting, via the internet, by telephone or by mail, or by delivering to us a written notice of revocation. A later-dated proxy may be submitted by any of the voting methods described above, and a written notice of revocation may be sent to OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534, or hand-delivered to our Secretary at or before the voting at the Annual Meeting.

Beneficial Owners

You are a beneficial owner of shares held in street name if your shares are held by a broker or other nominee and not in your name. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares held in your account as of the record date for the Annual Meeting. You should receive voting instructions from the broker or other nominee that holds your shares, and you should follow these instructions in order to direct your broker or other nominee on how to vote your shares. The availability of various voting methods for beneficial owners, including voting via the internet, by telephone or by mail, will depend on the voting processes of each broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the broker or other nominee holding your shares that gives you the right to vote the shares.

Beneficial owners of shares are held in street name should follow the instructions provided by their broker or other nominee regarding how to revoke a previously submitted proxy.

Voting Deadlines

The internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on April 28, 2021, the day before the Annual Meeting. Stockholders who submit a proxy via the internet should be aware that they may incur costs to access the internet, such as usage charges from telephone companies or internet service providers, and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the internet or by telephone need not return a proxy card or the form provided by your broker or other nominee.

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YOUR VOTE IS VERY IMPORTANT.

We recommend that you promptly submit your proxy, even if you plan to attend the virtual Annual Meeting.

Attending the Annual Meeting

All stockholders that owned our common stock at the close of business on the Record Date for the Annual Meeting, or their duly appointed proxies, may attend the virtual Annual Meeting. Whether or not you plan to attend our virtual Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. Submitting your vote prior to the Annual Meeting will not affect your right to vote at the Annual Meeting if you decide to attend; however, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. You will be able to revoke a previously submitted proxy at the Annual Meeting, by visiting https://virtualshareholdermeeting.com/ONCS2021, where you will be able to listen to the meeting live, submit questions and vote online.

Proxy Solicitation Costs

The accompanying proxy is solicited on behalf of the Board. We will pay for the cost of preparing, assembling, printing and mailing the proxy materials for the Annual Meeting to our stockholders, as well as the cost of soliciting proxies for the Annual Meeting. We may request brokers and other nominees holding shares in their names that are beneficially owned by others to solicit proxies for the Annual Meeting from these beneficial owners, and we will reimburse these brokers and other nominees for their reasonable out-of-pocket expenses regarding these solicitations. Our directors, officers and other employees may supplement the original solicitation of proxies through the use of the mail, by telephone, facsimile, e-mail or personal solicitation. We will pay no additional compensation to our directors, officers and other employees for these activities. We have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

Householding

The SEC has adopted rules that allow a company to deliver a single set of proxy materials, including a Notice of Internet Availability of Proxy Materials and/or a complete copy of the proxy statement, annual report and proxy card, to multiple stockholders who share the same address, unless contrary instructions have been received from a stockholder. This method of delivery, known as “householding,” permits companies to realize cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing these materials to stockholders. We have adopted householding for the Annual Meeting, and as a result, stockholders sharing an address will receive only one copy of our proxy materials. Upon our receipt of a written or oral request, we will deliver promptly, at no charge, a separate copy of the proxy materials for the Annual Meeting to any stockholder at a shared address to which we have delivered a single copy of these materials. In addition, stockholders who share an address and receive a single copy of our proxy materials for the Annual Meeting may submit a request to receive multiple copies of these materials for future annual meetings of our stockholders, and stockholders who share an address and receive multiple copies of our proxy materials for the Annual Meeting may request to receive a single copy of these materials for our future annual meetings of stockholders. Any such requests should be directed to us by writing to 24 North Main Street, Pennington, NJ 08534, Attn: Secretary, or by calling 855-662-6732.

The Company’s Annual Report

The Company’s annual report on Form 10-K and Form 10-K/A for the year ended July 31, 2020 are incorporated by reference herein. The Form 10-K and Form 10-K/A are also available on the Company’s website (www.oncosec.com). Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to OncoSec Medical Incorporated 24 North Main Street Pennington, NJ 08534.

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PROPOSAL 1
ELECTION OF DIRECTORS

General

At the Annual Meeting, stockholders will be asked to elect nine directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified. Each of the nominees is currently a director on the Board. Our Board of Directors has determined to nominate Margaret Dalesandro, Ph.D., Daniel J. O’Connor, J.D., James M. DeMesa, M.D., Joon Kim, Herbert Kim Lyerly, M.D., Kevin R. Smith, Robert E. Ward, Yuhang Zhao, Ph.D., and Chao Zhou for re-election to our Board of Directors. Yuhang Zhao, Ph.D., Chao Zhou, and Kevin R. Smith were appointed as directors in February 2020. Joon Kim was appointed as a director in December 2018. On February 7, 2020, the Company closed (the “Closing”) a strategic transaction (the “CGP Transaction”) with Grand Decade Developments Limited, a direct, wholly-owned subsidiary of China Grand Pharmaceutical and Healthcare Holdings Limited, a company formed under the laws of the British Virgin Islands (“CGP”), and its affiliate, Sirtex Medical US Holdings, Inc., a Delaware corporation (“Sirtex”). In connection with the Closing, the Company entered into Stockholders Agreements (the “Stockholders Agreements”) with each of CGP and Sirtex, pursuant to which, among other things, CGP exercised its option to nominate two (2) members to the Board and Sirtex exercised its option to nominate one (1) director to the Board. Pursuant to the Stockholders Agreements, CGP nominated Yuhang Zhao, Ph.D., and Chao Zhou to the Company’s Board, and Sirtex nominated Kevin R. Smith to the Company’s Board. On August 31, 2018, OncoSec and Alpha Holdings, Inc. (“Alpha”) entered into a stock purchase agreement (the “Alpha Transaction”), pursuant to which OncoSec agreed to issue and sell to Alpha shares of its common stock. Mr. Kim was appointed to the Board in accordance with the terms of the Alpha Transaction in conjunction with the closing of the Alpha Transaction in December 2018.

Other than as described above, there is no arrangement or understanding between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no family relationships between any of the director nominees named below or our executive officers.

Director Nominees

The Nominating and Corporate Governance Committee of our Board has recommended, and our Board has nominated each of the nominees named below for election as our directors at the Annual Meeting. Each nominee has consented to being named in this Proxy Statement as a director nominee and has agreed to serve as a director if elected.

If any nominee becomes unavailable to serve as director, it is intended that votes will be cast, pursuant to properly submitted proxies, for such substitute nominee(s) as the Board may select.

The information below sets forth the principal occupation or employment and principal business of the employer, if any, of each director nominee, as well as his position(s) and tenure with the Company, age, other directorships and other business experience and qualifications. In addition, the information below describes each nominee’s specific experience, qualifications, attributes and skills that led our Board and the Nominating and Corporate Governance Committee to nominate these nominees for re-election as directors. The Board and Nominating and Corporate Governance Committee believe these nominees collectively provide a diverse range of perspectives and business acumen to fully engage each other and management in addressing the Company’s needs.

Name	Position with the Company	Age as of Annual Meeting	Director Since
Margaret Dalesandro, Ph.D.	Chair of the Board	74	April 2019
Daniel J. O’Connor, J.D.	President, Chief Executive Officer and Director	56	September 2017
Dr. James M. DeMesa, M.D.	Director	63	February 2011
Joon Kim	Director	55	December 2018
Dr. Herbert Kim Lyerly, M.D.	Director	62	April 2020
Kevin R. Smith	Director	50	February 2020
Robert E. Ward	Director	63	November 2018
Yuhang Zhao, Ph.D.	Director	56	February 2020
Chao Zhou	Director	31	February 2020

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Margaret Dalesandro, Ph.D., has served on our Board since April 2019 and as the Chair of our Board since April 2020. Dr. Dalesandro is currently a pharmaceutical development consultant with Brecon Pharma Consulting LLC and has over twenty-five years of experience leading strategic product development in the pharmaceutical, biotechnology and diagnostics industries. Since August 2020, Dr. Dalesandro has served as an independent director on the Board of Directors of Skye Bioscience Inc. She has previously served as a Business Director of Integrative Pharmacology at Corning, Incorporated, as a Vice President of Project, Portfolio and Alliance Management at ImClone Systems Inc., as an Executive Director of Project and Portfolio Management at GlaxoSmithKline, and as a Senior Consultant at Cambridge Pharma Consultancy over the course of her career. Dr. Dalesandro earned her Ph.D. in Biochemistry from Bryn Mawr College and completed a NIH Post-Doctoral Fellowship in Molecular Immunology at the Wake Forest University School of Medicine. Dr. Dalesandro’s extensive experience and expertise in the biopharmaceuticals industry are the primary qualifications the Board considered in nominating her as a director of the Company.

Daniel J. O’Connor, J.D. is currently the Chief Executive Officer (“CEO”), President and Director of the Company. During his time as CEO, Mr. O’Connor has launched two KEYNOTE studies combining Merck’s Keytruda® in PD-1 checkpoint refractory metastatic melanoma and in late-stage chemo-refractory triple negative breast cancer, raised more than $150 million and in 2019, and successfully coordinated a $30 million strategic financing and collaboration with well-established biopharma partners.

Prior to OncoSec, Mr. O’Connor served as President and CEO of Advaxis Inc. (Nasdaq: ADXS), where he successfully up-listed the company to Nasdaq, implemented a turnaround strategy that resulted in more than $300 million raised in funding and licensing deals and established major partnerships with companies such as Amgen Inc., Merck & Co., and Bristol Myers Squibb. Under his leadership, the company advanced four new cancer immunotherapy drug candidates into clinical trials and several PD-1 combination clinical studies with Keytruda® and Opdivo®, which ultimately transformed Advaxis into a patient-focused, leading cancer immunotherapy company.

Earlier in his career, Mr. O’Connor was the General Counsel and Senior Vice President for ImClone Systems (Nasdaq: IMCL) where he led the clinical development, launch and commercialization of ERBITUX®, and positioned ImClone Systems for sale to Eli Lilly in 2008. Mr. O’Connor also served as General Counsel to Bracco Diagnostics and General Counsel at PharmaNet (today, Syneos Health).

Mr. O’Connor currently serves on the Board of Directors for Seelos Therapeutics (NASDAQ: SEEL) and is the Chairman of the Audit Committee. Mr. O’Connor is a member of the Board of Trustees of BioNJ and previously served as its Vice Chairman and Chairman of its Nominating Committee for several years. He is a 1995 graduate of the Penn State University’s Dickinson School of Law in Carlisle, Pennsylvania and previously served as a Trusted Advisor to its Dean. Mr. O’Connor graduated from the United States Marines Corps Officer Candidate School in 1988 and was commissioned as a Lieutenant in the U.S. Marines, attaining the rank of Captain and was deployed to Saudi Arabia for Operation Desert Shield. Prior to his career in drug development, Mr. O’Connor was a criminal prosecutor in Somerset County, New Jersey.

James M. DeMesa, M.D., has served on our Board since February 2011. Dr. DeMesa is currently President and CEO, and a director, of Emerald Health Pharmaceuticals Inc., a pharmaceutical development company, and a director of Induce Biologics, a regenerative medicine company. In 2008, Dr. DeMesa retired from his role as President, Chief Executive Officer and a director of Migenix Inc., a publicly traded biotechnology company. From 1997 to 2001, he was President, Chief Executive Officer and a director of GenSci Regeneration Sciences Inc., (now part of Integra LifeSciences, NASD: IART), a publicly-traded biotechnology company. From 1992 to 1997, Dr. DeMesa was Vice President, Medical and Regulatory Affairs at Biodynamics International, Inc. (now part of RTI Surgical, NASD: RTIX), a surgical implant company, and from 1989 to 1992 he was Vice President, Medical and Regulatory Affairs of Bentley Pharmaceuticals (now part of Teva Pharmaceuticals), a multinational pharmaceutical company. Dr. DeMesa is a co-founder of CommGeniX, a medical communications company, and MedXcel, a medical education company. Dr. DeMesa was formerly a practicing physician until 1989. Dr. DeMesa attended the University of South Florida where he received his B.A. (Chemistry), M.D., and M.B.A. degrees and completed his medical residency at the University of North Carolina. He is the author of two books and speaks regularly to companies and organizations throughout North America.

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Dr. DeMesa has served as a senior executive with several international pharmaceutical and biotech companies, and provides the Board with extensive experience in the areas of corporate management, regulatory affairs and pre-clinical and clinical pharmaceutical product development. Dr. DeMesa also contributes expertise based on his professional training and experience as a medical doctor. We believe that Dr. DeMesa is qualified to serve on our Board of Directors due to his leadership and management experience, his service as an executive of a biopharmaceutical companies and his knowledge of our business and industry.

Mr. Joon Kim has served in our Board since December 2018. Mr. Kim is an accomplished litigator with extensive experience in both business and criminal litigation matters. With a particularly strong background in representing clients in court proceedings, Mr. Kim has a comprehensive understanding of every stage of the litigation process, including all aspects of initial investigatory/discovery proceedings, settlement negotiations, contested hearings, pretrial and trial motions, evidentiary issues, trials, and the handling of post-judgment challenges and appeals. Mr. Kim advises corporate clients of varying sizes on a variety of subject matters, inclusive of assisting the top management with strategic decision-making.

As a partner in Lee & Ko’s International Litigation and Dispute Resolution and White Collar Crime Practice Groups, Mr. Kim advised clients, both domestic and international, on a broad range of litigation and dispute-resolution matters. In addition, Mr. Kim served as a public prosecutor in California, representing the People of the State of California in criminal proceedings. In that capacity, Mr. Kim has first-chaired both jury and non-jury trials, and has been trained in all aspects of litigation. During his time as a public prosecutor, Mr. Kim also had the experience of serving as a research fellow at the Institute of Justice, under the auspices of the Ministry of Justice of the Republic of Korea, where he worked closely with Korean public prosecutors. Mr. Kim received his J.D. from Berkeley School of Law and his B.S. from the Berkeley School of Business. Mr. Kim’s experience and expertise are the primary qualifications for him to serve as a director of the Company.

Herbert Kim Lyerly, M.D., is the George Barth Geller Professor of Cancer Research, Professor of Surgery, Immunology and Pathology, and Director of the Surgical Sciences Applied Therapeutics section at Duke University, and former Director of the Duke Comprehensive Cancer Center. He is an internationally-recognized expert in cancer therapy and immunotherapy, has published over 300 scientific articles and book chapters, and has edited ten textbooks on surgery, cancer immunotherapy and novel cancer therapies. He serves on the editorial board of 12 scientific journals.

Dr. Lyerly was appointed in 2008 by President George W. Bush to serve on the National Cancer Advisory Board, which oversees the National Cancer Institute, where he served until 2014. He has served as Chair of the Cancer Center’s Subcommittee and served on the Global Health Subcommittee of the National Cancer Advisory Board. He has served on the National Institutes of Health (“NIH”) Council of Councils, and on the board of the NIH Office of AIDS Research. He has also been a member of the scientific advisory boards of the Susan G. Komen Foundation and the Burroughs Welcome Foundation. He is a highly sought-after consultant and advisor and has served on the Cancer Center’s external advisory boards for the M.D. Anderson Cancer Center, University of Michigan, University of Chicago, University of Alabama, University of Arizona, Boston University and Purdue University. He has served as an advisor to the University of Washington and Case Western Reserve Clinical and Translational Science Institutes. Dr. Lyerly’s experience and expertise are the primary qualifications for him to serve as a director of the Company.

Kevin R. Smith is currently the Chief Executive Officer of Sirtex Medical US Holdings, Inc. (“Sirtex”). He combines more than 20 years of sales and marketing experience in the medical device industry with the keen instincts of an entrepreneur. Prior to his appointment to CEO, Mr. Smith was Sirtex’s Executive Vice President of Sales & Marketing, Americas. Before joining Sirtex, Mr. Smith was Executive Vice President of Business Development at Gel-e, Inc., a company based at the University of Maryland specializing in advanced material hemostasis products. His previous positions include Chief Commercial Officer of Sensium Healthcare along with Global Vice President of Sales & Marketing at Teleflex, where he was the senior sales and marketing executive in the company’s cardiac business unit. Kevin holds a Master of Business Administration in Global Management from the University of Phoenix and a Bachelor of Science in Marketing from the University of Kentucky. Mr. Smith’s leadership experience, as well as his experience in the marketing and sales sector of the medical device industry, are the primary qualifications the Board considered in nominating him as a director of the Company.

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Robert E. Ward was appointed to the Board of Directors in November 2018. Mr. Ward served as Chairman of the Board of Directors and Chief Executive Officer for Eloxx Pharmaceuticals, Inc. from December 2017 to March 2020. Mr. Ward previously served as the Chief Executive Officer, President and member of the Board of Directors at Radius Health, Inc., completing the IPO and FDA approval of TYMLOS, from December 2013 to July 2017. He was a Nonexecutive Director and Chair of the Governance Committee of Akari Therapeutics Plc from October 2016 to August 2018. Prior to joining Radius, Mr. Ward was Vice President for Strategy and External Alliances for the New Opportunities iMed of AstraZeneca from 2011 to December 2013. He has held a series of progressive management and executive roles with established companies such as NPS Pharmaceuticals, Schering-Plough (Merck), Pharmacia (Pfizer), Bristol-Myers Squibb and Genentech. Mr. Ward was awarded a B.A. in Biology and a B.S. in Physiological Psychology, both from the University of California, Santa Barbara; an M.S. in Management from the New Jersey Institute of Technology and an M.A. in Immunology from The Johns Hopkins University School of Medicine. We believe Mr. Ward is qualified to serve on our Board of Directors because of his service and experience as an executive of a public pharmaceutical company.

Yuhang Zhao, Ph.D., a graduate from Peking University, received her Doctorate in Molecular Biology from Rockefeller University and her MBA in Finance from NYU Stern Business School. Dr. Zhao was most recently a member of the Bayer Global Leadership Circle. She established one of Bayer’s four Global Clinical Development sites, located in Beijing, China in 2009. She then became Head of Global Strategy for Bayer Consumer Health, reporting to the President. Prior to her positions in the pharmaceutical industry, Dr. Zhao held positions as a stock analyst at PaineWebber and was a management consultant specializing in strategies for life science companies). Dr. Zhao currently serves on the board of R2 Technologies and is a senior adviser to China Grand Enterprises. This experience and expertise are the primary qualifications the Board considered in nominating Dr. Zhao as a director of the Company.

Mr. Chao Zhou is currently the Executive Deputy Officer of China Grand Pharmaceutical and Healthcare Holdings Limited, a public company listed on the Hong Kong stock exchange that develops, manufactures and distributes pharmaceutical products and medical devices to retailers and medical organizations with significant experience in R&D and product commercialization in China. Since 2018, Mr. Zhou has served on the Board of Directors of Grand Pharma Sphere Pty Ltd, a Singapore based company, Sirtex Medical Pty Ltd. ,the Australian based global medical device company and Cloudbreak pharmaceutical Inc, an Cayman Islands based company which is engaged in the business of the research, development, manufacturing and commercialization of biopharmaceutical product. Prior to his role as Executive Deputy Officer, Mr. Zhou served as a Management Director in the Department of Legal Security for China Grand Enterprises, Inc., an investment company engaged in the operation and management of businesses covering pharmaceuticals and healthcare, commodity trading, real estate investment, financial service and other sectors. He earned his Bachelor in Law from Ocean University of China and a Master in International Law from the University of International Business and Economics. We believe that Mr. Zhou is qualified to serve on our Board of Directors due to his commercial experience in the biopharmaceutical industry.

The Board of Directors recommends that you vote “FOR” the election of each of the named director nominees.

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PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has re-appointed Mayer Hoffman McCann P.C. (“MHM”) as our independent registered public accounting firm for our fiscal year ending July 31, 2021. MHM has served as the Company’s independent registered public accounting firm since May 2011. In re-appointing MHM, the Audit Committee considered MHM’s independence with respect to the services to be performed by it, as well as other factors the Audit Committee and the Board considered relevant.

At the Annual Meeting, stockholders will be asked to ratify the appointment of MHM as the Company’s independent registered public accounting firm for our current fiscal year. Stockholder ratification of the appointment of MHM is not required by our bylaws or otherwise. However, the Board of Directors, at the direction of the Audit Committee, is submitting the appointment of MHM to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of MHM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

The following table presents the aggregate fees billed to the Company for professional services rendered by MHM in Fiscal Year 2020 and our fiscal year ended July 31, 2019:

	Fiscal Year
	2020	2019

Audit Fees (1)	$273,250	$243,320
Audit Related Fees (2)	–	–
Tax Fees (3)	–	–
All Other Fees (4)	–	–
Total (5)	$273,250	$243,320

(1)	Audit Fees consist of fees for professional services rendered by MHM for the audit of our annual consolidated financial statements and review of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, as well as audit services that are normally provided in connection with other statutory and regulatory filings, including consents related to registration statements on Forms S-3 and S-8, and prospectus supplement review or comfort letter preparation related thereto.

(2)	Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as Audit Fees. No such fees were billed by MHM for these services during the periods presented.

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(3)	Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning. No such fees were billed by MHM for these services during the periods presented.

(4)	All Other Fees consist of fees billed for all products and services provided that are not included in (1), (2) and (3) above. No such fees were billed by MHM for any such services during the periods presented.

(5)	Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policies and Procedures

Our Audit Committee’s charter requires this Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, as well as the fees and terms for these services, subject to certain exceptions for “de minimis” amounts as permitted by applicable SEC rules. In considering such services and fees for approval, the Audit Committee considers whether the provision of the services and the payment of the related fees are compatible with maintaining the independence of our independent registered public accounting firm.

All of the fees and services provided by MHM described in the table above were authorized and approved by the Audit Committee in compliance with these pre-approval policies and procedures.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm.

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PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR 2011 STOCK INCENTIVE PLAN

General

On February 23, 2021, the Board approved, subject to and contingent on stockholder approval at the Annual Meeting, an amendment to the OncoSec Medical Incorporated 2011 Incentive Plan (the “2011 Plan”) to increase the number of shares authorized under the 2011 Plan by 1,250,000 shares.

The 2011 Plan was originally approved by our stockholders at the annual meeting of stockholders on March 2, 2012. On January 9, 2018, our stockholders approved an amendment and restatement of the 2011 Plan, and on May 29, our stockholders approved an amendment to the 2011 Plan to increase the number of shares authorized under the 2011 Plan by 2,300,000 shares (from 1,050,000 shares to 3,350,000 shares). Under this Proposal 3, we are asking stockholders to approve an amendment to the 2011 Plan to increase the number of shares authorized under the Plan by an additional 1,250,000 shares (from 3,350,000 shares to 4,600,000 shares). Except for the proposed increase in the number of shares authorized under the 2011 Plan, which is subject to stockholder approval at the Annual Meeting, the 2011 Plan as previously approved by our stockholders shall remain in full force and effect.

As of March 9, 2021, there were approximately 2.0 million shares of our common stock subject to outstanding awards under the 2011 Plan. As of such date, there were approximately 0.7 million shares of our common stock reserved and available for future awards under the 2011 Plan. The Compensation Committee believes the number of shares currently available under the 2011 Plan will not be sufficient to make the grants it believes will be needed to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2011 Plan to increase the number of shares authorized under the 2011 Plan by 1,250,000 shares will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

Equity-based compensation is an important element in our compensation program. Equity compensation aligns the interests of our management and key employees with the interests of our stockholders, links pay to performance, and provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. The increase in the number of shares authorized under the 2011 Plan is intended to ensure that we have enough shares available under the plan to properly reward and provide incentive for key employees who are responsible for the long-term success of the Company. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

A summary of the 2011 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2011 Plan (as previously amended and restated), which is filed as Annex A to the Company’s proxy statement for the 2017 Annual Meeting of Stockholders filed with the SEC on November 28, 2017. A copy of the proposed amendment increasing the number of shares authorized under the Plan to 4,600,000 shares is attached to this proxy statement as Exhibit A.

Description of the Proposed Amendment to the 2011 Plan

The proposed amendment to the 2011 Plan will only become effective if approved by our stockholders. The 2011 Plan currently provides that the maximum aggregate number of shares which may be issued pursuant to all awards under the 2011 Plan is 3,350,000 shares. The proposed amendment to the 2011 Plan would increase the number of shares authorized under the Plan by 1,250,000 shares (from 3,350,000 shares to 4,600,000 shares). If the Company’s stockholders do not approve this Proposal 3 at the Annual Meeting, the current 2011 Plan will continue in its current form and we will continue to grant equity awards under the 2011 Plan in accordance with the terms thereof.

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Key Data Relating to Outstanding Equity Awards and Shares Available

The proposed amendment will only become effective if approved by our stockholders. The following table provides information about outstanding awards and shares available for future awards under the 2011 Plan as of March 9, 2021 (without giving effect to approval of the proposed amendment under this Proposal 3):

Awards Outstanding under the 2011 Plan	As of March 9, 2021
Total outstanding stock options	1,998,263
Weighted-average exercise price of outstanding stock options	$2.73
Weighted-average remaining life of outstanding stock options (in years)	9.29

Total shares subject to outstanding unvested restricted stock unit awards	27,791
Total shares available for future grant	745,716

Common Stock outstanding as of March 9, 2021	37,147,184
Market price of Common Stock as of March 9, 2021	$5.49

Summary of the 2011 Plan

Eligibility

Awards other than incentive stock options may be granted to employees, directors and consultants. Incentive stock options may be granted only to employees of the Company or a parent or a subsidiary of the Company. An employee, director or consultant who has been granted an award may, if otherwise eligible, be granted additional awards. Awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Plan Administrator may determine from time to time. Because the 2011 Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the 2011 Plan and the benefits that will be provided to the participants cannot be determined at this time. The 2011 Plan permits the grant of incentive awards to employees, officers, non-employee directors, and consultants of the Company and its affiliates as selected by the Compensation Committee. As of March 9, 2021, approximately 52 employees and eight non-employee directors would be eligible to participate in the 2011 Plan.

Administration

The 2011 Plan is administered, at the Company’s expense, by the Board or a committee designated by the Board, and is currently being administered by the Compensation Committee of the Board (the “Plan Administrator”). The Plan Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time; to determine whether and to what extent awards are granted; to determine the number of shares or the amount of other consideration to be covered by each award; to approve award agreements for use under the 2011 Plan; to determine the terms and conditions of any award (including, without limitation, vesting schedules, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment, payment contingencies and satisfaction of any performance criteria), to amend the terms of any outstanding award granted under the 2011 Plan; to construe and interpret the terms of the 2011 Plan and awards granted under the 2011 Plan; to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions; and to take such other action not inconsistent with the terms of the 2011 Plan, in each case, as the Plan Administrator deems appropriate.

All questions of interpretation or application of the 2011 Plan are determined in the sole discretion of the Plan Administrator, and its decisions are final, conclusive, and binding upon all persons. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Share Reserve

Currently, 3,350,000 shares of the Company’s common stock are authorized for issuance under the 2011 Plan. The proposed amendment to the 2011 Plan under this Proposal 3 would increase the number of shares authorized for issuance under the 2011 Plan to 4,600,000 shares.

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The number of shares available under the 2011 Plan is subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares or other similar transaction affecting the shares, or any other transaction affecting the shares, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization or a liquidation (whether partial or complete).

Any shares covered by an award which is forfeited, canceled or expires (whether voluntary or involuntary) shall be deemed not to have been issued for purposes of determining the maximum number of shares that may be issued under the 2011 Plan. Shares that actually have been issued under the 2011 Plan pursuant to an award shall not be returned to the 2011 Plan and shall not become available for future issuance under the 2011 Plan, except that if unvested shares are forfeited, repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the 2011 Plan. To the extent not prohibited by the listing requirements of the NASDAQ Capital Market (“NASDAQ”) or applicable law, shares tendered or withheld in payment of an award exercise or purchase price and shares withheld by the Company to pay any tax withholding obligation shall be returned to the 2011 Plan and shall become available for future issuance under the 2011 Plan, unless otherwise determined by the Plan Administrator.

Types of Awards

The Plan Administrator is authorized under the 2011 Plan to award any type of arrangement to an employee, director or consultant that is not inconsistent with the provisions of the 2011 Plan and that by its terms involves or might involve the issuance of (i) shares of common stock, (ii) cash, or (iii) an option, a stock appreciation right (a “SAR”), or a similar right with a fixed or variable price related to the fair market value of the shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, options, SARs, sales or bonuses of restricted stock, restricted stock units or dividend equivalent rights (collectively, “awards”), and an award may consist of one such security or benefit, or two or more of them in any combination or alternative.

Terms and Conditions of Awards

Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors and those of the Company’s related entities, including such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Plan Administrator may determine from time to time. Each award granted under the 2011 Plan shall be designated in an award agreement. To the extent the aggregate fair market value of the shares subject to stock options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options.

Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the 2011 Plan. Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. However, the 2011 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options. Other awards shall be transferable by will and by the laws of descent and distribution and during the lifetime of the participant, to the extent and in the manner authorized by the Plan Administrator.

The term of any award granted under the 2011 Plan will be stated in the applicable award agreement, provided that the term of an incentive stock option may not exceed 10 years (or five years in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or its parent or subsidiary). Notwithstanding the foregoing, the term of an award shall not include any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award under any deferral program the Plan Administrator may establish in its discretion.

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The 2011 Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or a parent or subsidiary). In the case of non-qualified stock options and SARs, the exercise price, base appreciation amount or purchase price (as applicable) shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2011 Plan, the exercise or purchase price shall be determined by the Plan Administrator. The method of payment of the exercise or purchase price shall be determined by the Plan Administrator. The Plan Administrator, in its discretion, may accept the following, individually or in combination, and in addition to any other types of consideration: cash; check; shares; or with respect to stock options, payment through a broker-dealer sale and remittance procedure or a “net exercise.”

Under the 2011 Plan, the Plan Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Plan Administrator also may establish separate programs for the grant of particular forms of awards to one or more classes of participants.

Amendment, Suspension and Termination

The Board may at any time amend, suspend, or terminate the 2011 Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders if such amendment would require stockholder approval under any applicable law or regulation. Any amendment, suspension or termination of the 2011 Plan may not adversely affect the rights of any participant under an outstanding award (unless such participant’s written consent is obtained). Notwithstanding the foregoing, the reduction or increase of the exercise price of any stock option or the base appreciation amount of a SAR and the canceling of any stock option or SAR at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares in exchange for another award shall not be subject to stockholder approval.

Certain Adjustments

Subject to any required action by the stockholders of the Company, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the 2011 Plan but as to which no awards have been granted or which have been returned to the 2011 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares with respect to which awards may be granted to any participant in any calendar year, and the like, shall be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification or similar transaction affecting the shares; (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to the Company’s common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Plan Administrator may also substitute, exchange or grant awards to effect such adjustment. Any such adjustments shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

Change in Control

Except as otherwise stipulated in an award agreement and irrespective of whether an award is assumed or replaced, in the event of a change in control of the Company, the 2011 Plan provides for the automatic vesting and exercisability, and the lapsing of all other restrictions, including vesting restrictions, of all unvested awards. Any performance criteria relevant to such awards shall be deemed to have been achieved at the target performance level. The Plan Administrator may provide that awards that remain outstanding after vesting will be assumed or replaced in connection with the change in control. The Plan Administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid in connection with the change in control, less the applicable exercise price or base amount.

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Under the 2011 Plan, “change in control” refers to a change in ownership or control of the Company effected through any of the following transactions: (i) a person or group’s direct or indirect acquisition of shares representing more than 50% of the total combined voting power of the Company’s outstanding securities; (ii) a change in the majority of the Company’s board members within 12 months by reason of one or more contested elections; (iii) the consummation of a corporate transaction such as a merger, reorganization, share exchange or consolidation, or asset sale; or (iv) a complete liquidation or dissolution of the Company.

Transferability

Awards generally will be non-transferable except upon the death of a participant, although the Plan Administrator may permit a participant to transfer awards other than incentive stock options (for example, to family members or trusts for family members) subject to such conditions as the Plan Administrator may establish.

Benefits to Named Executive Officers and Others

Future grants and awards under the 2011 Plan, which may be made to Company executive officers, directors and other employees, will be made at the discretion of the Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2011 Incentive Plan in the future.

Certain U.S. Federal Income Tax Consequences

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2011 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

SARs. A participant receiving a SAR under the 2011 Plan will not recognize income, and the Company will not be allowed a tax deduction at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

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Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Cash-Based Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2011 Plan.

The 2011 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2011 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The Board of Directors recommends that you vote “FOR” the approval of the amendment to our 2011 Plan.

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CORPORATE GOVERNANCE

Role of the Board

The primary functions and responsibilities of the Board are to oversee management’s operation of the business and affairs of the Company, the determination of our objectives and strategies, and the management of our risks. The functions of the Board are carried out by the full Board and, when delegated, by our Board committees, and each director is a full and equal participant in the major strategic and policy decisions of the Company. The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in performing their duties and serving the best interests of the Company and its stockholders. These Corporate Governance Guidelines are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

Board Committees

The Board has established the following standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board may also create additional, temporary committees from time to time, including committees relating to financings, strategic transactions or other significant corporate matters. The Board has adopted a written charter for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, current copies of which are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

Audit Committee

The primary functions of the Audit Committee are, among other things: overseeing our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting; reviewing the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements; appointing, retaining and overseeing the work of our independent registered public accounting firm; reviewing and discussing reports from our independent registered public accounting firm regarding critical accounting policies and practices, alternative treatments of financial information and any material written communications between such firm and management; reviewing and discussing with management and our independent registered public accounting firm the Company’s financial statements and financial disclosures prior to the filing thereof in any report filed with the SEC; taking appropriate action to oversee and ensure the independence of our independent registered public accounting firm; and establishing procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met 4 times in Fiscal Year 2020.

Nasdaq has established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. As a controlled company, we are not required to have a compensation committee composed entirely of independent directors. However, our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with such rules.

Additionally, the U.S. Securities and Exchange Commission (“SEC”) requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. The Board has determined that Robert E. Ward is the “audit committee financial expert,” as defined by applicable SEC rules, and that each member of the Audit Committee has sufficient knowledge in reading and understanding the Company’s financial statements to serve on such committee.

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Compensation Committee

The primary functions of the Compensation Committee are, among other things: reviewing and approving compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs, including reviewing and establishing goals and objectives relevant to Chief Executive Officer compensation, and determining the extent to which they are achieved and any related compensation earned; administering our incentive compensation and equity-based plans; reviewing management’s risk assessment regarding the compensation policies and practices of the Company and taking steps to provide that such policies and practices do not encourage unnecessary or excessive risk-taking; and reviewing and approving director compensation and benefits. The Compensation Committee met 5 times in Fiscal Year 2020.

While certain members of senior management, including primarily our Chief Executive Officer, present their views regarding attainment of business objectives and recommended compensation, the Compensation Committee performs its own independent analysis and makes final determinations regarding compensation-related matters. Our Chief Executive Officer is not present during the Compensation Committee’s or the Board’s voting or deliberations regarding his own compensation.

The Compensation Committee’s charter gives the Compensation Committee the authority, without any approval of the Board or management, to engage and compensate compensation consultants and other advisors as it deems necessary or desirable to carry out its duties, including its evaluation of director or executive officer compensation. Pursuant to its charter and in accordance with applicable NASDAQ and SEC rules, the Compensation Committee would assess the independence of any compensation consultant, including the existence of any conflicts of interest, prior to any engagement.

In Fiscal Year 2020, the Compensation Committee engaged Anderson Pay Advisors, LLC, an independent compensation consultant, to review and evaluate all elements of our executive compensation program. Based on their evaluation, they concluded executive compensation generally was below market median. Their input may be considered by the Compensation Committee in making future compensation decisions.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. As a controlled company, we are not required to have a compensation committee composed entirely of independent directors. However, our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are, among other things: assisting in the identification of nominees for election to our Board, consistent with qualifications and criteria approved by the Board; determining the composition of the Board and its committees; recommending to the Board the director nominees for the annual meeting of stockholders; establishing and monitoring a process of assessing the Board’s effectiveness; developing and overseeing a set of corporate governance guidelines and procedures; and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee met 3 times in Fiscal Year 2020.

Nomination of Directors

Our Nominating and Corporate Governance Committee is responsible for identifying and evaluating individuals qualified to become directors and recommending these candidates to our Board for nomination or appointment.

Director Qualifications

In considering potential new directors, the Nominating and Corporate Governance Committee may review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with the Company’s industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board’s attention, there is further consideration of whether the individual has the time available to devote to the work of the Board on one or more of its committees. To this end, our Corporate Governance Guidelines provide that no director is to hold more than four directorships of publicly traded companies, and no member of our Audit Committee is to sit on the Audit Committee of more than two other publicly traded companies. The Nominating and Corporate Governance Committee also reviews the activities and associations of each candidate to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board. With respect to the nomination of continuing directors for re-election, an individual’s past contributions to the Board are also considered.

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Other than the foregoing, there are no stated minimum criteria for director nominees and the Nominating and Corporate Governance Committee may also consider these factors and any such other factors as it deems appropriate and in the best interests of the Company and our stockholders. The Nominating and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, at least a majority of the members of the Board must be independent directors under NASDAQ rules or the standards of any other applicable self-regulatory organization, and the members of certain of our Board committees must satisfy enhanced independence criteria under applicable NASDAQ and SEC rules. Further, although the Company does not have a formal diversity policy, the Nominating and Corporate Governance Committee seeks to assemble a Board that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from a broad range of business, professional, governmental, finance, community and industry experience.

Identification and Evaluation of Director Nominees

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Potential director candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, executive officers, professional search firms, stockholders or others. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. The Nominating and Corporate Governance Committee recommends the director nominees to our Board for approval for election at each annual meeting of stockholders. Under our bylaws, any director appointed by our Board is subject to re-election by our stockholders at our next annual meeting of stockholders.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics is available for review on our website at www.oncosec.com, on the Governance page under the Investors tab, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534, Attention: Investor Relations. We intend to post on our website any amendments to certain provisions of our Code of Business Conduct and Ethics or any waivers of any such provisions applicable to any director or principal executive, financial or accounting officer or persons performing similar functions, to the extent required by applicable NASDAQ or SEC rules.

Director Independence and Controlled Company Exemption

The Company’s common stock is listed on the NASDAQ Capital Market. The rules of NASDAQ require our Board to make an affirmative determination as to the independence of each director, and require a majority of the Company’s directors be “independent directors,” as defined by NASDAQ rules. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a company’s audit, compensation and nominating committee be independent. Audit committee and compensation committee members must also satisfy enhanced independence criteria under certain SEC rules and corresponding NASDAQ rules.

Consistent with these rules, our Board undertook its annual review of director independence on April 14, 2020. During the review, our Board considered relationships and transactions during Fiscal Year 2020 and since inception between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Dr. Margaret Dalesandro, Dr. James M. DeMesa, Dr. Herbert Kim Lyerly, and Mr. Robert E. Ward are independent under the criteria established by Nasdaq and our Board.

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Upon the Closing of the CGP Transaction described above, CGP and Sirtex, acting as a “group” for purposes of Section 13(d) of the Exchange Act, collectively beneficially owns common stock representing more than 50% of the voting power of our Common Stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the Nasdaq corporate governance rules. As a controlled company, we are not required to have a majority of “independent directors” on our Board as defined under the Nasdaq rules, or have a compensation, nominating or governance committee composed entirely of independent directors. In light of our status as a controlled company, our Board has determined to utilize the majority board independence exemption.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board has the flexibility to decide whether the roles of Chief Executive Officer and Chair of the Board should be separated or combined. The Board has determined that it is currently in the best interest of the Company and our stockholders for the roles of Chief Executive Officer and Chair of the Board to be separated in recognition of the differences between these two roles and to permit the individual serving in each role to focus on different aspects of our business.

For example, our Chief Executive Officer is responsible for setting our strategic direction and managing our day-to-day leadership, operations and performance, while the Chair of the Board focuses on organizing Board activities and maintaining effective working relationships with senior management and among Board members to enable the Board to provide guidance to and oversight (including risk oversight) and accountability of management, provide the Chief Executive Officer ongoing direction regarding Board needs, interests and opinions, and ensure Board agendas are appropriately directed toward the Company’s most significant matters. Dr. Margaret Dalesandro has served as Chair of the Board since April 2020, and Mr. Daniel J. O’Connor has served as our Chief Executive Officer since November 2017. Mr. O’Connor also serves as a member of our Board of Directors.

The Board periodically reviews the Board’s leadership structure to determine whether it continues to best serve the Company and its stockholders. As a result, the Board may determine in the future that these interests are best served by selecting one person to occupy both the Chief Executive Officer and Chair of the Board roles.

Board Meetings and Director Attendance at Stockholder Meetings

Our Board met 21 times in Fiscal Year 2020, and each director attended at least 75% of the meetings of the Board and of the Board committees on which he or she served during that period.

We expect that our directors will attend our Annual Meetings of Stockholders. All of our directors who served the Company at the time of our 2019 annual meeting of stockholders attended the meeting.

Board Committees

The Board has established the following standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board may also create additional, temporary committees from time to time, including committees relating to financings, strategic transactions or other significant corporate matters. The Board has adopted a written charter for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, current copies of which are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

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The current membership on each of our Board committees is as follows:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Margaret Dalesandro, Ph.D.	–	Chair	X
Daniel J. O’Connor, J.D.	–	–	–
Dr. James M. DeMesa, M.D.	X	X	Chair
Joon Kim	–	–	–
Dr. Herbert Kim Lyerly, M.D.	X	X	–
Kevin R. Smith		–	–
Robert E. Ward	Chair	–	X
Yuhang Zhao, Ph.D.	–	–	–
Chao Zhou	–	–	–

Stockholder Recommendations of Director Candidates

Pursuant to its charter, our Nominating and Corporate Governance Committee is responsible for considering director candidates recommended by our stockholders. As a result, our Nominating and Corporate Governance Committee considers and evaluates director candidates that are properly submitted by our stockholders in the same manner as other prospective director candidates. Any such submission should be made in writing to the Company at OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534, Attn: Secretary, and should include the name, address and a current resume of the proposed director candidate, a statement describing the candidate’s qualifications and consent to serve on our Board if selected as a director nominee, and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the proposed director candidate, the number of shares of our common stock that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Any stockholder-proposed candidate that is selected by our Nominating and Corporate Governance Committee would be recommended by this committee as a director nominee to the Board, which would then consider and evaluate the candidate in the same manner and based on the same criteria and qualifications as other prospective director candidates. If approved by the Board, the individual would be appointed as a director to a vacant seat on the Board or included in the Board’s slate of recommended director nominees for election at our next annual meeting of stockholders.

Stockholder Nominations of Directors

Our bylaws provide that any stockholder who is entitled to vote at an annual meeting of our stockholders and who complies with the applicable notice requirements set forth in our bylaws may nominate persons for election to our Board at the annual meeting. A stockholder desiring to nominate a director to our Board must do so in a written notice delivered to or received by the Company at OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534, Attn: Secretary, within a specified time period before the annual meeting of stockholders at which the proposed director candidate is to be up for election. See “Stockholder Director Nominations and Other Proposals for Our Next Annual Meeting of Stockholders” below for more information, including specific information about these time periods in connection with our next annual meeting of stockholders. The stockholder’s notice must include, among other things as specified in our bylaws: certain personal identification information about the stockholder and its director nominee(s); the principal occupation or employment of the director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its director nominee(s); and any other information relating to the director nominee(s) that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. A stockholder who complies with the notice requirements set forth in our bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting, unless an applicable rule of the SEC requires that we include the director nominee in our proxy statement.

Board Role in Risk Oversight

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, financial and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. The Board performs its risk oversight function as a whole, as well as through its committee structure.

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The involvement of the full Board in setting our business strategy and objectives is integral to the Board’s assessment of our risks, as well as determining appropriate levels of risk and how best to manage risk. In its risk oversight role, the Board receives regular reports and/or presentations from applicable members of management and from the committees of the Board regarding areas of significant risk, assesses these risks in the context of our business and individual transactions or arrangements, and addresses any risk issues with management throughout the year as necessary.

While our Board of Directors has ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management oversight to its committees. In particular:

●	The Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management generally, and also oversees management of risks relating to our financial reporting and accounting policies and related controls and processes, as well as any related party or conflict-of-interest transactions;

●	The Compensation Committee oversees management of risks relating to our compensation practices and policies, including creating compensation policies and practices that do not encourage unnecessary or excessive risk-taking; and

●	The Nominating and Corporate Governance Committee oversees management of risks relating to the composition of the Board, including the independence of our directors, and our processes and procedures for maintaining good corporate governance practices and ethical conduct and behaviors.

We believe our Board’s regular review and analysis of our risks and risk management policies, the separation of the roles of Chair of the Board and Chief Executive Officer, and the role of our Board committees in the Board’s performance of its risk oversight function, provide appropriate independent oversight of our risk management practices, policies and procedures.

Communications with the Board

Any stockholder who desires to contact our Board or any member(s) of our Board may do so by writing to: Board of Directors, c/o Secretary, OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534. Copies of any such written communications received by the Secretary will be provided to our full Board or any identified member(s), unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics is available for review on our website at www.oncosec.com, on the Governance page under the Investors tab, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534, Attention: Investor Relations. We intend to post on our website any amendments to certain provisions of our Code of Business Conduct and Ethics or any waivers of any such provisions applicable to any director or principal executive, financial or accounting officer or persons performing similar functions, to the extent required by applicable NASDAQ or SEC rules.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Based solely on a review of Forms 3, 4 and 5 and any amendments thereto filed with the SEC, or written representations from persons subject to Section 16(a) that no Form 5’s were required, we believe that during Fiscal Year 2020, all Section 16(a) reporting requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except for one Form 4 related to one transaction by Sara Bonstein, our former Chief Operating Officer and Chief Financial Officer, was filed late, one Form 3 for each of Robert J. DelAversano, Kevin Smith, Yuhang Zhao, Chao Zhou, and China Grand Pharmaceuticals & Healthcare Holdings Ltd. was filed late, one Form 4 related to one transaction for each of James DeMesa, Joon Kim, Herbert Kim Lyerly, Daniel J. O’Connor, Kevin Smith, Robert Ward, Yuhang Zhao, Chao Zhou, Margaret Dalesandro and Robert J. DelAversano was filed late.

Certain Relationships and Related Party Transactions

Related Party Transactions

Except as described below and except for employment arrangements and compensation for Board service, which are described under “Executive Compensation” below, since August 1, 2017, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

We have entered into indemnification agreements with each of our directors and executive officers. In general, these indemnification agreements require the Company to indemnify a director to the fullest extent permitted by law against liabilities that may arise in connection with that director’s service as a director for the Company.

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter and in accordance with applicable NASDAQ rules, our Audit Committee has the responsibility to review and approve in advance any transactions with a related party. In addition, our Code of Business Conduct and Ethics addresses conflicts of interest, and requires that the existence of any actual or potential conflict be disclosed to the Chairman of the Audit Committee to enable the committee’s full review of the potential conflict. The Audit Committee intends to approve only those related party or conflict of interest transactions that are considered to be in the best interests of the Company and our stockholders. In considering whether to approve any such transaction, the Audit Committee considers such factors as it deems appropriate, and generally focuses on whether the terms of the transaction are at least as favorable to us as terms we would receive on an arm’s-length basis from an unaffiliated third party and whether any such transaction might impair the independence of a director or present a conflict of interest for a director or executive officer.

Family Relationships

There are no family relationships among our current directors and executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our common stock of (i) each person who, to our knowledge, owns more than 5% of our common stock as of March 9, 2021, (ii) each of our directors and named executive officers (consisting of the persons described under “Executive Compensation” below), and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table below, the address of each person named in the table is: c/o OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534.

Beneficial ownership is determined and calculated in accordance with applicable SEC rules, and generally includes sole or shared voting and/or investment power with respect to securities. These rules provide that shares of our common stock subject to options, warrants, restricted stock units or other rights that are currently exercisable or subject to vesting within 60 days after March 9, 2021 are deemed to be beneficially owned and outstanding for purposes of computing the share and percentage ownership of the person holding such options, warrants, restricted stock units or other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (No. of Shares)	Percentage Beneficially Owned (%)(1)
Directors and Named Executive Officers
Daniel J. O’Connor, J.D.(2)	416,102	1.11
Robert J. DelAversano(3)	76,277	*
Kellie Malloy Foerter(4)	28,394	*
Brian A. Leuthner(5)	51,563	*
Margaret Dalesandro, Ph.D.(6)	50,000	*
Dr. James M. DeMesa, M.D.(7)	63,750	*
Joon Kim(8)	22,501	*
Dr. Herbert Kim Lyerly, M.D.(9)	37,500	*
Kevin R. Smith(10)	8,333	*
Yuhang Zhao, Ph.D.(10)	8,333	*
Chao Zhou(10)	8,333	*
Robert E. Ward(9)	37,500	*
All directors, nominees and current executive officers as a group (12 persons)	808,586	2.14
5% Stockholders
China Grand Pharmaceutical & Healthcare Holdings Ltd. and Grand Decade Developments Limited(11)	10,000,000	44.1%
Sirtex Medical US Holdings, Inc.(12)	2,000,000	8.8%
Avidity Partners Management LP(13)	1,952,000	5.5%

* Less than 1%.

(1)	Based on 37,147,184 shares of our common stock issued and outstanding as of March 9, 2021. Except as otherwise indicated, we believe the beneficial owners of our common stock listed in this table, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 329,333 stock options that are vested or will vest within 60 days after March 9, 2021, and 6,250 restricted stock units that will vest within 60 days after March 9, 2021.

(3)	Includes 58,500 stock options that are vested or will vest within 60 days after March 9, 2021, and 1,094 restricted stock units that will vest within 60 days after March 9, 2021.

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(4)	Includes 0 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(5)	Includes 51,563 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(6)	Includes 50,000 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(7)	Includes 62,500 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(8)	Includes 22,501 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(9)	Includes 37,500 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(10)	Includes 8,333 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after March 9, 2021.

(11)	Based solely upon a Schedule 13D filed on February 18, 2020 by China Grand Pharmaceutical & Healthcare Holdings Ltd (“CGP”) and Grand Decade Developments Limited (“Grand Decade”). CGP and Grand Decade may each be deemed to beneficially own 10,000,000 shares of our common stock and have shared dispositive power as to 10,000,000 shares of our common stock. The address of CGP and Grand Decade is Unit 3302,33/F, The Center, 99 Queen’s Road Central, Hong Kong.

(12)	Based solely upon a Schedule 13D filed on February 18, 2020 by Sirtex Medical US Holdings, Inc. (“Sirtex”). Sirtex beneficially owns 2,000,000 shares of our common stock and has sole dispositive power as to 2,000,000 shares of our common stock. The address of Sirtex is 300 Unicorn Park Drive, Woburn MA 01801, USA.

(13)	Based solely upon a Schedule 13G/A filed on February 16, 2021 by Avidity Partners Management LP, Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, Avidity Master Fund LP, David Witzke, and Michael Gregory (“Avidity”). Avidity beneficially owns 1,952,000 shares of our common stock and has sole dispositive power as to 1,952,000 shares of our common stock. The address of Avidity is 2828 N Harwood Street, Suite 1220 Dallas, Texas 75201.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of July 31, 2020 regarding compensation plans under which our equity securities are authorized for issuance:

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,475,270	(1)	$1.65	1,650,310	(2)
Equity compensation plans not approved by security holders	2,500	(3)		$-
TOTAL	1,477,770		$1.65	1,650,310

(1)	1,442,856 of these shares were subject to stock options outstanding under the OncoSec Medical Incorporated 2011 Stock Incentive Plan (the “2011 Plan”) and 32,414 were subject to restricted stock units outstanding under the 2011 Plan.

(2)	Represents (i) an aggregate of 1,616,901 shares of common stock available for future issuance under the 2011 Plan, and (ii) an aggregate of 33,409 shares of common stock available for future issuance under the OncoSec Medical Incorporated 2015 Employee Stock Purchase Plan.

(3)	Represents (i) 2,500 restricted stock units that were not granted under the 2011 Plan. This out-of-plan RSU award was granted on October 29, 2018 to a new employee as an inducement material to entering into employment with the Company, and becomes fully vested within three years of the date of grant.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Set forth below is certain information regarding the current executive officers of the Company, including biographical summaries for each of our executive officers who are not also members of our Board.

Name	Position(s) with the Company	Age as of the Annual Meeting	Officer Since
Daniel J. O’Connor, J.D.	Chief Executive Officer and President	56	November 2017
Brian A. Leuthner	Chief Operating Officer	56	February 2021
Robert J. DelAversano	VP, Finance and Principal Accounting Officer and Controller	49	January 2020

Please see page 11 for Mr. O’Connor’s biography.

Mr. Leuthner has held a variety of leadership positions over his 32-year biotech and pharmaceutical career. Prior to joining OncoSec, Mr. Leuthner was Chief Executive Officer of Alivio Therapeutics, Inc. from 2019 to 2020. Prior to Alivio, Mr. Leuthner was President, Chief Executive Officer and co-founder of Edge Therapeutics, Inc., an orphan disease-focused company from 2009 to 2020. In 2019, Mr. Leuthner led the merger of Edge and PDS Biotechnology, an immune-oncology company. While at Edge, he developed a long-term vision, strategic plan and corporate culture that ensured a successful transition from a start-up company through late-stage development. Earlier in his career, Mr. Leuthner held a variety of operational and commercial leadership positions at a variety of biotech and pharmaceutical companies. Mr. Leuthner earned his Bachelor of Science and Masters in Business Administration degrees from The University of North Carolina at Chapel Hill.

Robert J. DelAversano was appointed our Vice President of Finance in January 2021 and Principal Accounting Officer and Controller in January 2020. Mr. DelAversano is a certified public account and has over sixteen years of experience in accounting including thirteen years in public accounting. Prior to these appointments, Mr. DelAversano served as our Executive Director of Finance since 2018 where he had global responsibility for accounting, external financial reporting, and financial controls covering all aspects of our business. Prior to joining our Company, Mr. DelAversano was the Director of Financial Reporting and Taxation at Brio Financial Group (“Brio”), where he served as the firm’s Director of Financial Reporting and Taxation, consulting with various public companies in financial reporting, internal control development and evaluation, budgeting and forecasting. Prior to joining Brio, Mr. DelAversano was a manager at Bartolomei Pucciarelli, LLC and oversaw their accounting and tax practice with industry focuses in manufacturing, wholesalers and medical devices services. In addition, he performed audit services, outsourced chief financial officer functions, and consulted clients through difficult U.S. Securities and Exchange Commission comment periods, particularly through application of complex accounting principles for a large public company client base. Mr. DelAversano received a B.S. in Accounting from Rider University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by or paid to those individuals who served as our executive officers during Fiscal Year 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Daniel J. O’Connor, J.D.	2020	513,462	326,993	–	502,086	–	10,645	1,353,186
President and Chief Executive Officer	2019	453,846	250,000	450,075	–	–	22,800	1,176,721
Robert J. DelAversano	2020	202,432	91,557	–	89,319	–	6,613	389,921
Principal Accounting Officer and Controller (4)	–	–	–	–	–	–	–	–
Kellie Malloy Foerter	2020	328,203	146,693	–	283,441	–	10,858	768,995
Former Chief Operating Officer (5)	–	–	–	–	–	–	–	–

(1)	Reflects discretionary bonuses approved by the Compensation Committee March 11, 2020. The Compensation Committee determined that it would be in the Company’s best interests to pay one-half of the bonuses in cash, and one-half of the bonuses in shares of our common stock. (See Compensation Matters below)

(2)	Amounts represent the aggregate grant date fair value of stock and option awards granted during each period, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Share Based Payments (“FASB Topic 718”). For a description of the assumptions and methodologies used to calculate these amounts, see Note 8—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on October 28, 2020.

(3)	Amounts for fiscal year include for Mr. O’Connor: health insurance, group term life insurance, 401(k) company match and tax preparation; and for Mr. DelAversano and Ms. Foerter: group term life insurance and 401(k) company match.

(4)	Mr. DelAversano was appointed as the Company’s Principal Accounting Officer and Controller effective as of January 30, 2020.

(5)	Ms. Foerter was appointed as the Company’s Chief Operating Officer effective as of July 27, 2020. Ms. Foerter voluntarily resigned from her position effective as of October 16, 2020.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards held by the named executive officers as of July 31, 2020:

	Option Awards(1)						Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)		Number of Securities Underlying Unexercised Options, Not Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Daniel J. O’Connor, J.D.	95,000	(4)	209,000	(4)	1.56	4/14/2030	—		—
	—		—		—	—	31,250	(6)	131,250

Robert J. DelAversano	16,875	(4)	37,125	(4)	1.56	4/14/2030	—		—

Kellie Malloy Foerter	40,625	(4)	89,375	(4)	1.56	1/14/2021	—		—
	7,500	(5)	22,500	(5)	3.30	1/14/2021
	—		—		—	—	2,500	(7)	10,500

(1)	Except as otherwise noted, all option awards reflect stock options granted under the Company’s 2011 Stock Incentive Plan (the “2011 Plan”) that vest as follows: 25% of the shares subject to the award vested on the date of grant and 1/36th of the remaining 75% of the shares subject to the award will vest on each of the 36 monthly anniversaries of the date of grant, subject to continuing service by the named executive officer on each vesting date. Additionally, the stock options may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(2)	Except as otherwise noted, all stock awards reflect restricted stock units granted under the 2011 Plan that vest in full on the three-year anniversary of the date of grant. Additionally, the restricted stock units may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(3)	Determined by multiplying the unvested portion of the stock awards by $4.20, the closing price of our common stock on July 31, 2020.

(4)	Represents an option award approved by our Compensation Committee and granted on April 14, 2020, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On August 24, 2020, the Compensation Committee approved the accelerated vesting of these awards and the awards were fully vested on such date.

(5)	Represents an option award granted on July 27, 2020. The options vested 25% on the date of grant and the remainder vests quarterly over a two-year period from the date of grant. Ms. Foerter voluntarily resigned from her position effective as of October 16, 2020 and 22,500 unvested options were forfeited on such date.

(6)	Represents a restricted stock unit award granted on December 24, 2018. The units vest as follows: 6,250 units vested on January 31, 2019, and the remaining 68,750 units vest in equal quarterly installments of 6,250 units beginning on April 30, 2019 and ending on October 31, 2021.

(7)	Represents a restricted stock unit award granted outside of the 2011 Plan on October 29, 2018. The units vest as follows: 1,250 units vested on October 29, 2018, and the remaining 3,750 units vest in equal annual installments 1,250 units beginning on October 29, 2019 and ending on October 29, 2021. Ms. Foerter voluntarily resigned from her position effective as of October 16, 2020 and the 2,500 restricted stock units outstanding on such date were forfeited.

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Compensation Matters

Bonuses

On March 11, 2020, the Compensation Committee of the Board of Directors approved the payment of discretionary bonuses to certain of our employees. In order to conserve cash and improve cash flow, the Compensation Committee determined that it would be in the Company’s best interests to pay one-half of the bonuses in cash, and one-half of the bonuses in shares of our common stock to certain employees, including our named executive officers, as follows:

(i)	Mr. O’Connor received a cash bonus of $125,000 and 90,580 shares of Company common stock. The number of shares was determined by dividing $125,000 by $1.38, the closing price of our common stock on the date the award was approved (March 11, 2020). The grant date fair value of the stock award was $201,993, which was determined based on the closing price of our common stock ($2.23) on the date the award was granted (May 29, 2020).

(ii)	Mr. DelAversano received a cash bonus of $35,000 and 25,362 shares of Company common stock. The number of shares was determined by dividing $35,000 by $1.38, the closing price of our common stock on the date the award was approved (March 11, 2020). The grant date fair value of the stock award was $56,557, which was determined based on the closing price of our common stock ($2.23) on the date the award was granted (May 29, 2020).

(iii)	Ms. Foerter received a cash bonus of $56,000 and 40,580 shares of Company common stock. The number of shares was determined by dividing $56,000 by $1.38, the closing price of our common stock on the date the award was approved (March 11, 2020). The grant date fair value of the stock award was $90,493, which was determined based on the closing price of our common stock ($2.23) on the date the award was granted (May 29, 2020).

Equity Awards

The named executive officers received grants of equity awards in Fiscal Year 2020 as described below.

Daniel J. O’Connor, J.D.

On April 14, 2020, the Compensation Committee approved the grant of 304,000 options to Mr. O’Connor, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On August 24, 2020, the Compensation Committee approved the accelerated vesting of this award and the award was fully vested on such date.

Robert J. DelAversano

On April 14, 2020, the Compensation Committee approved the grant of 54,000 options to Mr. DelAversano subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On August 24, 2020, the Compensation Committee approved the accelerated vesting of this award and the award was fully vested on such date.

Kellie Malloy Foerter

On April 14, 2020, the Compensation Committee approved the grant of 130,000 options to Ms. Foerter subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On August 24, 2020, the Compensation Committee approved the accelerated vesting of this award and the award was fully vested on such date.

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On July 27, 2020, the Compensation Committee approved the grant of 30,000 options to Ms. Foerter. The options vested 25% on the date of the grant and the remainder vests quarterly over a two-year period from the date of grant. Ms. Foerter voluntarily resigned from her position effective as of October 16, 2020 and 22,500 unvested options were forfeited on such date.

Employment Agreements

The following is a description of the employment agreement currently in effect for Mr. O’Connor, our Chief Executive Officer. We do not have an employment agreement with Mr. DelAversano. Ms. Foerter voluntarily resigned from the Company effective as of October 16, 2020.

On November 7, 2017, we entered into an executive employment agreement with Mr. O’Connor, our Chief Executive Officer. The employment agreement provides for the following, among other things:

●	An initial term of three years, subject to certain provisions for automatic renewals thereafter (on April 17, 2020, the contract term was extended an additional two years, subject to certain provisions for automatic renewals thereafter);

●	An initial annual base salary of $400,000 in cash; provided that, subject to certain conditions as described in Mr. O’Connor’s employment agreement, Mr. O’Connor may elect on an annual basis to receive all or a portion of such salary in the form of shares of our common stock (Mr. O’Connor’s current base salary is $525,000);

●	As a one-time grant in connection with his appointment as Chief Executive Officer, an appointment stock option award to purchase up to 200,000 shares of our common stock. Of the total grant, options on 100,000 shares vested upon stockholder approval and options on 100,000 shares will vest over a two-year period from the date of grant. Effective November 18, 2019, Mr. O’Connor voluntarily forfeited all of these stock options for no consideration, therefore, no value was realized by Mr. O’Connor;

●	A performance stock option award to purchase up to 50,000 shares of our common stock, which is subject to vesting as to 25,000 of such shares on the date of achievement of 100% enrollment in the first cohort in KEYNOTE-695 and as to the remaining 25,000 of such shares in one installment on the one-year anniversary of the date of achievement of such enrollment. Effective November 18, 2019, Mr. O’Connor voluntarily forfeited all of these stock options for no consideration, therefore, no value was realized by Mr. O’Connor;

●	Eligibility to receive an annual performance-based bonus, payable in cash or shares of our common stock at the Company’s election, in a target amount of 50% of Mr. O’Connor’s then-current annual base salary;

●	Eligibility to receive additional equity awards at the discretion of the Board or a committee thereof;

●	If Mr. O’Connor is terminated other than for cause, if we fail to renew his employment agreement after the end of the initial term, or if Mr. O’Connor terminates his employment with us for good cause, then he will be entitled to receive severance compensation of (i) if such termination occurs at least six months but less than 12 months after the commencement date of his employment, cash payments equal to 1/2 of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus six months’ of medical and dental COBRA premiums; (ii) if such termination occurs at least 12 months but less than 24 months after the commencement date of his employment, cash payments equal to Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 12 months’ of medical and dental COBRA premiums; or (iii) if such termination occurs at least 24 months after the commencement date of his employment, cash payments equal to twice the amount of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 24 months’ of medical and dental COBRA premiums; and

●	Certain additional benefits, including reimbursement of certain income tax return preparation fees and other benefits customarily made available to our other senior employees.

Other Elements of Compensation

Health and Welfare Plans

Our executive officers are eligible to participate in our employee benefit plans, including our health and welfare plans, on the same basis as our other employees.

401(k) Plan

We currently maintain a defined contribution savings plan pursuant to Section 401(k) of the Code. The plan is for the benefit of all qualifying employees, including our executive officers, and permits voluntary contributions by employees of up to 100% of eligible compensation, subject to maximum limits imposed by the Internal Revenue Service. The terms of the plan allow for discretionary employer contributions, and we currently match 100% of each employee’s contributions, up to a maximum of 3% of such employee’s annual compensation.

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DIRECTOR COMPENSATION

Director Compensation Policy

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. Directors who are also employees of our Company do not receive any separate compensation for their service as directors, except that all directors receive reimbursement for reasonable out-of-pocket expenses incurred in attending Board or Board committee meetings or otherwise in connection with performance of their duties as directors. Under our director compensation policy in place for Fiscal Year 2020, our directors’ cash compensation was as follows:

●	All non-employee directors receive annual cash compensation of $50,000 for services as a director, including services on all committees of the Board except as described below; and

●	The Chair of the Board received additional annual cash compensation of $120,000 for services in such capacity through April 30, 2020. In May 2020, this amount was reduced to $25,000.

In addition, two non-employee directors who were serving on the Board as of January 2, 2020, received an award of 37,500 stock options, two non-employee directors who was serving on the Board as of January 2, 2020, received an award of 25,000 stock options, and directors first appointed to serve on the Board during Fiscal Year 2020 received an award of 25,000 stock options in connection with their appointment.

On September 14, 2020, the Compensation Committee approved certain changes to the compensation of non-employee independent directors. Under the revised director compensation policy, our directors’ cash compensation is currently as follows:

●	Non-employee independent directors receive annual cash compensation of $50,000 for services as a director. Non-independent directors do not receive cash compensation;

●	The Chair of the Board receives additional annual cash compensation of $40,000 for services in such capacity; and

●	The Committee Chairs and Committee Members receive additional annual cash compensation as follows:

i)	Audit Committee Chair - $17,000
ii)	Audit Committee Member - $8,500
iii)	Compensation Committee Chair - $15,000
iv)	Compensation Committee Member - $7,500
v)	Nominating and Corporate Governance Committee Chair - $10,000
vi)	Nominating and Corporate Governance Committee Member - $5,000

In addition, each non-employee independent director will receive a stock option award of 50,000 upon election and 25,000 annually thereafter.

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Director Compensation Table

The following table provides information about the compensation of our non-employee directors for Fiscal Year 2020:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)(1)(13)		Total ($)
Dr. Avtar Dhillon, M.D. (7)	127,500	19,375	(2)	—		146,875
Robert E. Ward	50,000	—		41,351	(3)	91,351
Dr. James M. DeMesa, M.D.	50,000	—		62,027	(4)	112,027
Margaret Dalesandro, Ph.D.	57,222	—		62,027	(4)	119,249
Joon Kim	37,500	—		41,661	(6)	79,161
Punit S. Dhillon (8)	—	—		—		—
Dr. Herbert Kim Lyerly, M.D. (9)	14,444	—		41,661	(5)	56,105
Yuhang Zhao, Ph.D. (10)	—	—		41,661	(6)	41,661
Chao Zhou (11)	—	—		41,661	(6)	41,661
Kevin R. Smith (12)	—	—		41,661	(6)	41,661

(1)	Amounts represent the aggregate grant date fair value of option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Share Based Payments (“FASB Topic 718”). For a description of the assumptions and methodologies used to calculate these amounts, see Note 8—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on October 28, 2020.

(2)	Represents the grant date fair value of a restricted stock award of 12,500 shares granted on April 17, 2020 in recognition of services as Chairman of the Board. The shares were fully vested on April 17, 2020.

(3)	Represents an option award granted to purchase up to 25,000 shares that was approved by our Compensation Committee on April 14, 2020, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On September 14, 2020, the Compensation Committee approved the accelerated vesting of this award and the award was fully vested on September 14, 2020.

(4)	Represents an option award granted to purchase up to 37,500 shares that was approved by our Compensation Committee on April 14, 2020, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vested 25% on the date of the grant and the remainder vests quarterly over a three-year period from the date of grant. On September 14, 2020, the Compensation Committee approved the accelerated vesting of these awards and the awards were fully vested on September 14, 2020.

(5)	Represents an option award granted to purchase up to 25,000 shares that was approved by our Compensation Committee on April 14, 2020, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vest quarterly over a three-year period from the date of grant. On September 14, 2020, the Compensation Committee approved the accelerated vesting of this award and the award was fully vested on September 14, 2020.

(6)	Represents an option award granted to purchase up to 25,000 shares that was approved by our Compensation Committee on April 14, 2020, subject to stockholder approval of an amendment to the Issuer’s 2011 Incentive Plan to increase the number of authorized shares. Our stockholders approved the plan amendment on May 29, 2020. The options vest quarterly over a three-year period from the date of grant.

(7)	Dr. Avtar Dhillon resigned from the Company’s Board in April 2020.

(8)	Punit S. Dhillon resigned from the Company’s Board in February 2020.

(9)	Dr. Herbert Kim Lyerly was appointed to the Board in April 2020.

(10)	Dr. Yuhang Zhao was appointed to the Board in February 2020.

(11)	Chao Zhou was appointed to the Board in February 2020.

(12)	Kevin R. Smith was appointed to the Board in February 2020.

(13)	As of July 31, 2020, the number of shares subject to all outstanding option awards and stock awards held by our non-employee directors were as follows:

Director	Number of Shares Subject to Option Awards	Number of Shares Subject to Stock Awards
Robert E. Ward	25,000	—
Dr. James M. DeMesa, M.D.	37,500	—
Margaret Dalesandro, Ph.D.	37,500	—
Joon Kim	40,000	—
Dr. Herbert Kim Lyerly, M.D.	25,000	—
Yuhang Zhao, Ph.D.	25,000	—
Chao Zhou	25,000	—
Kevin R. Smith	25,000	—

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AUDIT COMMITTEE REPORT

Management of the Company is responsible for preparing OncoSec’s financial statements, as well as for OncoSec’s financial reporting processes, accounting principles and internal controls. Mayer Hoffman McCann P.C., or MHM, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), including expressing an opinion on our financial statements and our internal control over financial reporting, in each case, when required. The Audit Committee is responsible for providing independent, objective oversight of these processes and functions on behalf of the Board.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management and MHM the Company’s audited consolidated financial statements included in the Annual Report. The Audit Committee has also discussed with MHM the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from MHM required by the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding MHM’s communications with the Audit Committee concerning independence, and has discussed with MHM its independence.

Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Annual Report.

March 11, 2021

THE AUDIT COMMITTEE:

Robert E. Ward, Chairman
Dr. James M. DeMesa
Dr. Kim Lyerly

This Audit Committee Report shall not be deemed to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

38

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: 24 North Main Street, Pennington, NJ 08534, Attn: Robert J. DelAversano. You may also contact us at (855) 662-6732, or access our Annual Report and proxy statement on our website, located at www.oncosec.com.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Director Nominations and Other Proposals for Our Next Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our next annual meeting of stockholders after the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act is at least 120 days before the anniversary date of the Company’s definitive proxy statement for the previous year’s annual meeting. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested. All such proposals must be in writing and sent to our Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

In addition, under our bylaws, director nominees and other proposals may be presented at an annual meeting of stockholders only by or at the direction of the Board or by a stockholder who has given us timely written notice of the nomination or proposal. To be timely for our 2021 annual meeting of stockholders, (i) in the case of a stockholder seeking inclusion of a proposal (but not a director nominee) in our proxy materials, the stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary date of the date on which the Company first mailed its proxy materials for the 2020 Annual Meeting. Therefore, OncoSec must receive notice of a stockholder proposal no sooner than September 19, 2021 and no later than November 18, 2021. A stockholder’s notice must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. Stockholders may obtain more information about these notice requirements by referencing a copy of our bylaws contained in the filings we make with the SEC, which are available through our website at www.oncosec.com or through the SEC’s website at www.sec.gov.

We will not entertain any director nominations or other proposal at the Annual Meeting or at our 2020 annual meeting of stockholders that do not meet the requirements set forth in our Bylaws. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nominee.

Other Business at the Annual Meeting

The Board of Directors is not aware of any matter to be presented at the Annual Meeting that is not listed on the Notice of Annual Meeting of Stockholders and discussed in this Proxy Statement. If other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board or, if no such recommendation is given, in their own discretion.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

Pennington, NJ
March 18, 2021

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EXHIBIT A

AMENDMENT TO THE
ONCOSEC MEDICAL INCORPORATED

2011 EQUITY INCENTIVE PLAN

This Amendment to the OncoSec Medical Incorporated 2011 Equity Incentive Plan (the “Plan”), has been adopted by the Board of Directors (the “Board”) and approved by the stockholders of OncoSec Medical Incorporated (the “Company”), to be effective as of April __, 2020.

1. The Plan is hereby amended by deleting Section 3(a) of the Plan in its entirety and replacing it with the following:

“3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares (after giving effect to the Company’s 1-for-10 reverse stock split, effective May 20, 2019) which may be issued pursuant to all Awards (including Incentive Stock Options) is four million six hundred thousand (4,600,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.”

2. Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Amendment to the OncoSec Medical Incorporated 2011 Equity Incentive Plan, as adopted by the Board on February 23, 2021, and approved by the Company’s stockholders on April __, 2021.

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